Execution Version
TWENTIETH AMENDMENT TO
FIRST LIEN ISDA 2002 MASTER AGREEMENT
This TWENTIETH AMENDMENT TO FIRST LIEN ISDA 2002 MASTER AGREEMENT (this “Amendment”) is entered into as of March 9, 2022, by and among U.S. OIL & REFINING CO., a Delaware corporation (“Party B”) and MERRILL LYNCH COMMODITIES, INC., a Delaware corporation (“Party A”) and is acknowledged and agreed to by the Guarantors signatory hereto. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the First Lien ISDA Master Agreement (as defined below).
RECITALS
WHEREAS, Party A has entered into certain intermediation arrangements with Party B pursuant to the terms of that certain First Lien ISDA 2002 Master Agreement, dated as of March 17, 2016, by and between Party A and Party B (including the schedule, exhibits, attachments and annexes thereto and the transactions thereunder, and as amended by that certain First Amendment to First Lien ISDA 2002 Master Agreement, dated as of July 18, 2016, that certain Second Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 29, 2016, that certain Third Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 1, 2017, that certain Fourth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 13, 2018, that certain Fifth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of June 5, 2018, that certain Sixth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 1, 2018, that certain Seventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 2, 2018, that certain Eighth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of January 11, 2019, that certain Ninth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of November 1, 2019, that certain Tenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 21, 2020, that certain Eleventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of July 28, 2020, that certain Twelfth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 1, 2021, that certain Thirteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 11, 2021, that certain Fourteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 27, 2021, that certain Fifteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 16, 2021, that certain Sixteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 24, 2021, that certain Seventeenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 22, 2021, that certain Eighteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of December 17, 2021, that certain Nineteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 24, 2022, and as subsequently further amended, restated, supplemented, replaced or otherwise modified from time to time, the “First Lien ISDA Master Agreement”); and
WHEREAS, the parties desire to amend the Term Expiry Date specified in the First Lien ISDA Master Agreement; and
WHEREAS, Party A and Party B have identified and desire to make certain additional changes to the First Lien ISDA Master Agreement, as set forth in more detail herein;
NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1.    Amendments. Effective on and after the Effective Date (as defined below) the First Lien ISDA Master Agreement is hereby amended as follows:
1.1    Effective on and after the Effective Date, the following defined term “Term Expiry Date” found in Part 20 of the First Lien ISDA Master Agreement is hereby deleted and replaced in its entirety with the following new definition:
““Term Expiry Date” means March 31, 2023.”
1.2    Effective on and after the Effective Date, Attachment 6 (Applicable Curves) to the First Lien ISDA Master Agreement is deleted in its entirety and replaced with Exhibit A hereto.
SECTION 2.    Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) upon which each of the conditions set forth in this Section 2 have been satisfied or waived by Party A (as determined by Party A in its sole discretion):
2.1    Effective Date Documentation. Each of the parties hereto (as applicable) shall have executed and delivered (a) this Amendment and (b) that certain Sixth Amendment to the Credit Agreement, by and among U.S. Oil & Refining Co., as debtor or Party B, Merrill Lynch Commodities, Inc., and Bank of America, N.A., dated as of the date hereof.
2.2    Corporate Documents. There shall have been delivered to Party A (a) a certificate of the secretary or assistant secretary of each Transaction Party and of Par LLC, dated as of the Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of, as applicable, such Transaction Party or of Par LLC certified (to the extent applicable) as of a recent date by (if applicable) the Secretary of State of the state of its organization, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of, as applicable, such Transaction Party or of Par LLC authorizing the execution, delivery and performance of this Amendment, any documents or agreements entered into in connection herewith and any other Transaction Documents to which such Person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (iii) as to the incumbency and specimen signature of each officer executing any applicable document described in the preceding clause (ii) in connection herewith on behalf of, as applicable, such Transaction Party or of Par LLC (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate described in this Section 2); and (b) a certificate as to the good standing of each Transaction Party and of Par LLC in its jurisdiction of organization as of a recent date from such secretary of state (or other applicable Governmental Authority).
2.3    Solvency Certificate. Party A shall have received a solvency certificate in respect of Party B in form satisfactory to Party A, dated as of the Effective Date and signed by the chief financial officer or chief executive officer of Party B.
2.4    Representations and Warranties. On and as of the Effective Date, after giving effect to this Amendment and each of the other documents and transactions entered into in connection herewith and contemplated hereby, each of the representations and warranties of Party B in Section 3 shall be true and correct in all material respects.
2.5    Expenses. On or before the Effective Date, Party B shall pay or reimburse Party A for all reasonable and documented out-of-pocket expenses (including the reasonable and documented out of pocket legal fees and expenses of Stroock & Stroock & Lavan LLP, special counsel to Party A) incurred by the Party A in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and any other Transaction Documents or any amendment, amendment and restatement, modification or waiver of the provisions thereof (including, for the avoidance of doubt, all documents executed by Party A on the date hereof or otherwise in connection with this Amendment).
2.6    Insurance. On or before the Effective Date, Party A shall have received all updated and current insurance certificates and endorsements with respect to the insurance policies maintained by Party B in accordance with Part 15(c)(i) of the First Lien ISDA Master Agreement.
2.7    Additional Deliverables. Party A shall have received such additional information, agreements, instruments, documents and other materials from Party B, any Transaction Party or Par LLC, which Party A shall reasonably request.
SECTION 3.    Representations and Warranties of Party B. To induce Party A to enter into this Amendment, Party B hereby represents and warrants as follows:
3.1    Authority; No Conflicts. The execution, delivery and performance by Party B of this Amendment and any other documentation relating to this Amendment to which it is a party is within Party B’s organizational powers, has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of Party B, other than those already obtained; (b) violate, contravene or conflict with or result in a breach of any provision of any of the Organizational Documents (as defined in the Collateral Agreement) of Party B, the First Lien ISDA Master Agreement, any other Transaction Document, the Existing Indenture, the ABL Credit Agreement, the Term Loan Agreement, the J. Aron Facility, the Pari Passu Lien Hedge Agreements (as defined in the Existing Indenture), the Collateral Trust and Intercreditor Agreement, the Collateral Acknowledgment Agreement or any transactions under any of the foregoing; (c) violate any Applicable Laws; or (d) result in or require the imposition of any Lien on any property of Party B other than Permitted Liens.
3.2    Enforceability. Party B has duly executed and delivered this Amendment. This Amendment constitutes the legal, valid and binding obligation of Party B enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
3.3    No Default. As of the date hereof, immediately prior to and after giving effect to this Amendment, no Event of Default, Potential Event of Default or Termination Event has occurred and is continuing under the First Lien ISDA Master Agreement or any other Transaction Document.
3.4    Other Representations and Warranties. All representations and warranties of the Transaction Parties (and, as applicable, Par LLC) set forth in Section 3 of the First Lien ISDA Master Agreement (including the Additional Representations in Part 14), the Collateral Agreement and the Guarantees are true and correct in all material respects to the same extent as though made, as applicable, on the date hereof and on the Effective Date, except (a) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and (b) to the extent that such representations and warranties are qualified as to “materiality” or “material adverse effect” (or words of like import) shall be satisfied in all respects as so qualified).

SECTION 4.    Miscellaneous.
4.1    Reaffirmation. Except as modified hereby, all of the terms and provisions of the First Lien ISDA Master Agreement and the other Transaction Documents remain in full force and effect. For the avoidance of doubt, the Fee Letter (including any amendments or supplements) thereto shall remain in full force and effect on and after the Effective Date and the Parties agree, for the avoidance of doubt, that this extension shall not be a “refinancing” and the Monthly Base Fee shall continue to apply. Party B hereby agrees that the amendments and modifications herein contained shall in no manner affect (other than expressly provided herein) or impair the Obligations or the Liens securing the payment and performance thereof. On and after the date hereof, each reference in the First Lien ISDA Master Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the First Lien ISDA Master Agreement, and each reference in each of the other Transaction Documents to “the Intermediation Agreement”, “the First Lien ISDA Master Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien ISDA Master Agreement, shall mean and be a reference to the First Lien ISDA Master Agreement, as amended by this Amendment. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of Party A under the First Lien ISDA Master Agreement or the other Transaction Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the First Lien ISDA Master Agreement or the other Transaction Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. For all purposes of this Amendment, the First Lien ISDA Master Agreement, the other Transaction Documents, and this Amendment shall each constitute a “Transaction Document”. Each of Party B, Par LLC and McChord Pipeline Co. hereby ratifies and confirms all of its obligations and liabilities under the Transaction Documents to which it is a party, as expressly modified herein.
4.2    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Party B and Party A have executed and delivered a counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.
4.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4    GOVERNING LAW. THIS AMENDMENT AND ANY AND ALL CONTROVERSIES ARISING OUT OF OR IN RELATION TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
4.5    Complete Agreement. This Amendment, the First Lien ISDA Master Agreement and the other Transaction Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or oral agreements of the parties.
4.6    Headings. Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

U.S. OIL & REFINING CO.

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

[Signature Page to Twentieth Amendment to First Lien ISDA 2002 Master Agreement]

MERRILL LYNCH COMMODITIES, INC.

By: /s/ George F. Cultraro
Name: George F. Cultraro
Title: Managing Director
NY [Signature Page to Twentieth Amendment to First Lien ISDA 2002 Master Agreement]

Acknowledged and Agreed:

PAR PETROLEUM, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

MCCHORD PIPELINE CO.

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

NY [Signature Page to Twentieth Amendment to First Lien ISDA 2002 Master Agreement]